EXHIBIT 10.13
                                                                  Execution Copy
September 15, 2000
Warrant No. ____
No. of Shares of Common Stock: 100,000




                   Warrant to Purchase Shares of Common Stock


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR ARE EXEMPT FROM REGISTRATION PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT.



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               WARRANT TO PURCHASE 100,000 SHARES OF COMMON STOCK

                                       OF

                    CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
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     This it to  certify  that,  FOR  VALUE  RECEIVED,  Condor  Consulting,  LLC
("Condor"), or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Clements Golden Phoenix Enterprises, Inc., a Florida corporation (the "Company"), one hundred thousand (100,000) shares of Common Stock, $0.0001 par value per share, of the Company ("Common Stock") at any time or from time to time, (the "Exercise Period"), in whole or in part, at a purchase price of US$2.00 per share (the "Exercise Price"). The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares". This Warrant is being issued in connection with that certain Consulting Agreement, dated as of September 2000, between the Company's wholly-owned subsidiary ("Clements Citrus Sales of Florida, Inc.") and Condor.

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A. EXERCISE OF WARRANT

     1. This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period, and during such period the Holder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company of this Warrant at the Company's principal office, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than ten (10) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request and shall be registered in the name of the Holder, or, such other name as designated by the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of Warrant Shares unpurchased by the Holder under this Warrant, which new Warrant shall in all other respects be identical with this Warrant. Upon receipt by the Company of this Warrant at its principal office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

     2. Payment of the Exercise Price shall be made at the option of the Holder by (i) certified or official bank check, and/or (ii) by the Holder's surrender to the Company of that number of shares of Warrant Shares (or the right to receive such number of shares) or shares of Common Stock having an aggregate Current Market Price (as defined below) equal to or greater than the current Exercise Price for all shares then being purchased (including those being surrendered), or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing.

     For purposes hereof, "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the average of the daily market prices for twenty (20) consecutive trading days commencing thirty (30) days before such date. The daily market price for each such trading day shall be
(i) the last sale price on such day on the principal stock exchange or Nasdaq National Market System ("NASDAQ") on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange or NASDAQ, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or NASDAQ, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then

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engaged in such  business,  or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Holder and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Holder and one of which shall be selected by the Company.


     3. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.


B.   RESERVATION OF SHARES AND COVENANTS OF THE COMPANY

     The Company shall at all times have allotted and reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant. The Company further covenants that so long as any Warrants remain outstanding and may be exercised: (1) the Company shall cause the shares of Common Stock and the certificates representing the Common Stock subscribed and paid for pursuant to the exercise of the Warrants to be duly issued and delivered in accordance herewith and the terms hereof; and (2) all shares of Common Stock that shall be issued upon exercise of the right to purchase provided for herein, upon payment of the prevailing Exercise Price herein provided, shall be fully paid and non-assessable; C. FRACTIONAL SHARES

     The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.


D.   EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT

     This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office, with the Assignment Form

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annexed hereto duly executed and funds sufficient to pay any applicable transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged.

     This Warrant and the Common Stock issuable upon exercise of this Warrant were issued under Regulation D under the Act and may be transferred only in accordance therewith and as provided in the legends set forth in this Warrant.

E.   RIGHTS OF THE HOLDER

     The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.


F.   ADJUSTMENTS

     The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section F.

1.   STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS

     If at any time while this Warrant, or any portion thereof, remains outstanding and unexpired:

     (a) the holders of Common Stock shall become entitled to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

     (b) Company shall subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

     (c) Company shall combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the

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adjustment  divided  by (B) the  number of  shares  for which  this  Warrant  is exercisable immediately after such adjustment.

2.   CERTAIN OTHER DISTRIBUTIONS AND ADJUSTMENTS

     (a) If at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

          (i) cash,

          (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, convertible securities or additional shares of Common Stock), or

          (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, convertible securities or additional shares of Common Stock), in each such case, the Company shall mail or cause to be mailed to the Holder a notice specifying the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right. Such notice shall be mailed at least 10 days prior to the date therein specified.

     (b) A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of paragraph (a) above and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section F.1.

3. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS

     If at any time while this Warrant, or any portion thereof, is outstanding and unexpired, the Company shall reorganize its capital, reclassify its capital stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter

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to receive,  upon exercise of such Warrant  during the Exercise  Period and upon payment of the Exercise Price, the number of shares of common stock of the successor or acquiring corporation or of Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section F. For purposes of this Section F.3, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which
is  not  subject  to  redemption   and  shall  also  include  any  evidences  of
indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of
this  Section  F.3  shall   similarly   apply  to  successive   reorganizations,
reclassifications, mergers, consolidations or disposition of assets.

4.   OTHER ACTION AFFECTING COMMON STOCK

     In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section F, then, unless such action will not have a material adverse effect upon the rights of the Holder, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.


G.   OFFICER'S CERTIFICATE

     Whenever the respective Exercise Price shall be adjusted as required by the provisions of the foregoing Section F, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of related additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section A and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.





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J.   REGISTRATION RIGHTS

     1. REGISTRATION ON FORM S-8

     On or before ten (10) calendar days following the Holder's exercise of this Warrant (the "Required Filing Date"), if the Holder desires to sell the Common Stock underlying the Warrant Shares (the "Registrable Shares") in the public securities markets and in connection therewith requests the Company to effect the registration of such Registrable Shares under the Securities Act of 1933 (the "Securities Act"), the Company shall file a registration statement on Form S-8 under the Securities Act (the "S-8 Registration Statement") to effect the registration of the issuance and resale of the Registrable Shares and shall use its best efforts to cause the S-8 Registration Statement to become effective in a prompt and timely manner. In the event that the Company fails to file the S-8 Registration Statement on or before the Required Filing Date, the Company shall be required to use its best efforts to promptly effect the registration of the issuance and resale of all or any portion of the Registrable Shares under the Securities Act at any time, and from time to time, upon the written request of the Holder.

     2.   PIGGYBACK REGISTRATION

     If the Company at any time proposes for any reason to register Common Stock under the Securities Act, it shall give written notice to the Holder of its intention to so register such Common Stock at least 30 days before the initial filing of such registration statement and, upon the written request, delivered to the Company within 20 days after delivery of any such notice by the Company, of the Holder to include in such registration the Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and shall state that the Holder desires to sell such Registrable Shares in the public securities markets), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration.

     4.   EXPENSES.

     All expenses incurred by the Company in complying with Section J, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and reasonable fees and expenses of the Holder's Counsel shall be paid by the Company.



K.   MISCELLANEOUS

     1.   NOTICES TO WARRANT HOLDER

     Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section F, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section F.3 or F.4) describing the number and kind of any other shares of stock or Other Property for

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which this  Warrant is  exercisable,  and any  change in the  purchase  price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section K.9. The Company shall keep at its office or agency designated pursuant to Section K.5 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder thereof.

     2.   NO IMPAIRMENT

     The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, including taking such action as is necessary for the Exercise Price to be not less than the par value of the shares of Common Stock issuable upon exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.


     3.   SUPPLYING INFORMATION

     The Company shall cooperate with the Holder in supplying such information as may be reasonably necessary for the Holder to complete and file any information reporting forms presently or hereafter required by the U.S. Securities and Exchange Commission as a condition to the availability of an exemption from the Securities Act for the sale of any warrant or restricted Common Stock.

     4.   LOSS OR MUTILATION

     Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to Company for cancellation.

     5.   OFFICE OF COMPANY

     As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

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     6.   FINANCIAL AND BUSINESS INFORMATION

          (a)  Quarterly Information

     To the extent the Company is not required to file quarterly reports (pursuant to the Exchange Act) with the Commission and only if this Warrant, or any portion thereof, remains outstanding, the Company will deliver to the Holder, as soon as practicable after the end of each of the first three quarters of the Company, and in any event within 45 days thereafter, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the close of such quarter, and the related unaudited consolidated statements of income and cash flows of the Company for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP (without period-end adjustments or footnotes) and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements are complete and correct and present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

          (b)  Annual Information

     To the extent the Company is not required to file annual reports (pursuant to the Exchange Act) with the Commission and only if this Warrant, or any portion thereof, remains outstanding, the Company will deliver to each Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, one copy of:

          (i) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

          (ii) audited consolidated statements of income and cash flows of the Company and its subsidiaries for such year; setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section F during such year.

          7.   LIMITATION OF LIABILITY

     No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.





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          8.   NONWAIVER AND EXPENSES

     No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in enforcing any of its rights, powers or remedies hereunder.


          9.   NOTICE GENERALLY

     Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

            (a)      If to the Holder of Warrant Shares, at

                     Condor Consulting LLC
                     1001 Connecticut Avenue, N.W.
                     Suite 1035
                     Washington, D.C. 20036
                     Attention:  General Counsel

its last known address appearing on the books of Company maintained for such purpose.

            (b)      If to the Company, at

                     Clements Golden Phoenix Enterprises, Inc.
                     3135 SW Mapp Road
                     Palm City, FL 34990
                     Attention:  General Counsel

                     with a copy to:

                     Mintmire & Associates
                     265 Sunrise Avenue
                     Suite 204
                     Palm Beach, FL 33480
                     Attn:  Donald F. Mintmire, Esq.

or at such other address as may be substituted by notice given as herein provided.

     The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or 3 business days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

          10.  AMENDMENTS

     This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

          11.  GOVERNING LAW; JURISDICTION AND VENUE

     This Warrant shall be governed by and interpreted in accordance with the laws of the State of Florida. The parties agree that the courts of Palm Beach County, Florida, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.




                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by the undersigned, each being duly authorized, as of the date below.




                             CLEMENTS GOLDEN PHOENIX
                                ENTERPRISES, INC.



                                   By:      /s/ Joseph R. Rizzuti
                                            Joseph R. Rizzuti
                                            Chairman & Chief Operating Officer



DATED: September 15, 2000



ATTEST:

/s/ Ronald V. Pugliese, Jr.
-------------------------------

FORM OF NOTICE OF EXERCISE


THIS WARRANT MAY BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED THAT REGISTRATION IS NOT
REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ______________ shares of Common Stock of CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC. AT $2.00 per share, for a total purchase price of $___________.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name_________________________________________
   (Please typewrite or print in block letters)

Address________________________________________

Social Security or Federal I.D. Number_________________

The undersigned represents and warrants to Clements Golden Phoenix Enterprises, Inc. that the conditions for exercise of the within Warrant set forth in the first sentence of the first paragraph above have been fully complied with.

Signature____________________________________________________
        (Sign exactly as your name appears on the first page of this Warrant)





                                        I

FORM OF ASSIGNMENT


FOR VALUE  RECEIVED,

_________________________________
hereby sells, assigns and transfers unto

Name_____________________________________________
(Please typewrite or print in block letters)

Address__________________________________________________________

Social Security Federal I.D. Number______________________________

the  right to  purchase  shares  of  Common  Stock of  Clements  Golden  Phoenix
Enterprises, Inc. represented by this Warrant as to which such right is exercisable and does hereby irrevocably constitute and appoint
__________________________ Attorney, to transfer the same on the books of Clements Golden Phoenix Enterprises, Inc. with full power of substitution in the premises.

Date:  ______________________

Signature:  ______________________
(sign exactly as your name appears on the first page of this Warrant)

Note: The Warrant and the Common Stock issuable upon exercise of the Warrant were issued under Regulation D under the Securities Act of 1933, as amended, and may be transferred only in accordance therewith and as provided in the legends set forth in the Warrant.


                                       II